Allstate Life Insurance Company
(now known as Everlake Life Insurance Company)
Allstate Financial Advisors Separate Account I

Supplement dated December 31, 2021
To Allstate Life Insurance Company
Prospectus dated April 30, 2019

ALLSTATE RETIREMENT ACCESS VARIABLE ANNUITY B SERIES (“B SERIES”)
ALLSTATE RETIREMENT ACCESS VARIABLE ANNUITY L SERIES (“L SERIES”)
ALLSTATE RETIREMENT ACCESS VARIABLE ANNUITY X SERIES (“X SERIES”)

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information. If you would like another copy of the current Prospectus, please contact us at 1-866-695-2647 (or if your annuity is issued in New York, please call 1-877-234-8688).
This Supplement describes changes to the variable investment options available in your Annuity.
AST Bond Portfolio 2021
Effective on or about January 3, 2022, the AST Bond Portfolio 2021 will be closed and liquidated and, as a result, all references to the AST Bond Portfolio 2021 will be deleted from the Prospectus.
AST Portfolio Addition
AST Bond Portfolio 2033 (the “Portfolio”). Effective on or about January 3, 2022, a variable investment option that invests in this Portfolio will be added to your Annuity. Please note, however, that the investment option is not available for the allocation of Purchase Payments or for transfers – either incoming or outgoing. This Portfolio is available only with certain optional living benefits. The inside front cover of the Prospectus is hereby amended to include the name of this new Portfolio under “Variable Investment Options”.
In conjunction with the changes described above, the table captioned “Underlying Portfolio Annual Expenses” in the “Summary of Contract Fees and Charges” section of the Prospectus is revised to add the following information:

UNDERLYING PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Bond Portfolio 2033[1]	0.47%	0.08% [2]	0.25%	0.00%	0.00%	0.00%	0.80%	0.00%	0.80%
1     The Portfolio will commence operations on or about January 3, 2022.
2    Other expenses (which include expenses for accounting and valuation services, custodian fees, audit fees, legal fees, transfer agency fees, fees paid to Independent Trustees, and certain other miscellaneous items) are estimated. Estimate based in part on assumed average daily net assets of $200 million for the Portfolio for the fiscal period ending December 31, 2022.
In the “Investment Options” section of the Prospectus, we add the following summary description for the Portfolio to the table below as follows:

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Bond Portfolio 2033	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE
ALLSTATESUP29